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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                October 16, 1997
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                Date of Report (Date of Earliest Event Reported)




                         AMERICAN REALTY TRUST, INC.
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           (Exact Name of Registrant as Specified in its Charter)




       Georgia                          1-9948                  54-0697989
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(State of Incorporation)              (Commission                (IRS Employer
                                       File No.)             Identification No.)



10670 North Central Expressway, Suite 300, Dallas, TX                    75231
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(Address of Principal Executive Offices)                              (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                   ----------------



                               Not Applicable
       ---------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)





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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

On September 16, 1997, American Realty Trust, Inc. (the "Company") purchased the Collection, a retail and commercial center consisting of four buildings in Denver, Colorado for $19.5 million (8.3% of the Company's assets at December 31, 1996). The seller of the property was DDC One Properties, Ltd., a Colorado limited partnership, Interplaza Retail Limited Liability Company, a Colorado limited liability company and HTDC, Inc., a Colorado corporation. The property was constructed in 1987 and contains approximately 206,058 square feet.

On October 16, 1997, the Company purchased in a single transaction four hotels, the Piccadilly Inn Shaw with 194 rooms, constructed in 1973, Piccadilly Inn University with 190 rooms, constructed in 1984, Piccadilly Inn Airport with 185 rooms, constructed in 1970 and the Chateau Inn with 78 rooms, constructed in 1989 (collectively the "Piccadilly Inns"). The Piccadilly Inns are all in Fresno, California. The Company paid $33.0 million (14.0% of the Company's assets at December 31, 1996) consisting of $19.8 million in new mortgage debt and 1.6 million shares of Series F Preferred Stock. The Company received net cash proceeds of $2.1 million from the new mortgage debt. The seller of the property was the Fansler Foundation, a California non-for-profit corporation.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

The sellers of the Collection and Piccadilly Inns have informed the Company that audited financial statements and supporting data relating to Collection's and Piccadilly Inns' operations are not available. It is, therefore, impracticable to provide the required audited financial statement of operations for the properties acquired or pro forma financial information. The required information will be filed by amendment of this Form 8-K as soon as practicable, but not later than December 15, 1997.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                 AMERICAN REALTY TRUST, INC.




Date: October 24, 1997                           By: /s/ Thomas A. Holland
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                                                    Thomas A. Holland
                                                    Executive Vice President and
                                                    Chief Financial Officer
                                                    (Principal Financial and
                                                     Accounting Officer)



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